SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): July 25, 2000




                         Pallet Management Systems, Inc.
                         -------------------------------
             (Exact name of registrant as specified in its charter)


       Florida                     000-24405                 59-2197020
       -------                     ---------                 ----------
   State or other                 (Commission               (IRS Employer
   Jurisdiction of               File Number)            Identification No.)
   Incorporation)


              One E. Ocean Boulevard, Suite 305,
                      Boca Raton, Florida                        33432
                     ---------------------                      -------
           (Address of principal executive offices)           (Zip Code)



        Registrant's telephone number, including area code (561) 338-7763
                                                            --------------

Item 4.           Changes in Registrant's Certifying Accountants
                  ----------------------------------------------

In connection with the Form 8-K of Pallet Management Systems, Inc. (the "Company") filed on August 1, 2000 and reporting an event dated July 25, 2000, the Company herewith files the letter dated Aug. 7 of PricewaterhouseCoopers LLP ("PWC").



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
         ---------------------------------

         (a)      None
         (b)      None
         (c)      Exhibits

         Exhibit 16.1-Letter dated August 7, 2000 from Pricewaterhouse Coopers LLP to the Securities and Exchange Commission.

                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             PALLET MANAGEMENT SYSTEMS, INC.



Date:    August 15, 2000            By:      /s/ Zachary M. Richardson
                                             -----------------------------------
                                             Zachary M. Richardson , President